UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2022

Sterling Real Estate Trust

dba Sterling Multifamily Trust

(Exact name of registrant as specified in its charter)

North Dakota	000-54295	90-0115411
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4340 18th Ave South Ste. 200 Fargo, North Dakota	58103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 353-2720

(Former name or former address if changed since last report.)

Securities Registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value per share	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrants’ Business and Operations

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective December 15, 2022, Wayne W. Carlson resigned as General Counsel and Secretary of both Sterling Real Estate Trust (the “Company”) and Sterling Management, LLC, the advisor to the Company (the “Advisor”), to return to private practice.

Effective December 16, 2022, Michael Carlson, age 37, was appointed as General Counsel and Secretary of both the Company and the Advisor, to hold office until the earlier of his resignation or removal. Mr. Carlson has broad legal experience in general corporate, mergers and acquisitions, commercial transactions, securities, commercial finance, and real estate. Prior to joining the Company, Mr. Carlson served as in-house corporate counsel with Border States Industries, Inc. from January 2019 to May 2020 where he provided legal oversight in the areas of corporate governance, finance and banking, regulatory compliance, and real estate. From August 2013 to January 2019, Mr. Carlson was an associate attorney with Nilles, Selbo & Harrie, Ltd. where he had a broad business practice including commercial real estate transactions, business formations, mergers and acquisitions, corporate finance and private securities offerings. He is currently licensed to practice law in North Dakota and Minnesota. He holds both Bachelor of Science and Bachelor of Arts degrees from the University of North Dakota and a Juris Doctor degree from the University of North Dakota Law School.

Mr. Carlson will receive no compensation from the Company and will instead be compensated for his services by the Advisor. Mr. Carlson was not appointed pursuant to any arrangement or understanding with any person, and Mr. Carlson does not have any family relationships with any directors or executive officers of the Company. Mr. Carlson has had no transactions with the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Real Estate Trust

Date: December 21, 2022
	By:	/s/ Joel S. Thomsen
Name: Joel S. Thomsen
Title: President